UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2026

Ralliant Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-42633	99-5127620
(Commission File Number)	(IRS Employer Identification No.)

4114 Center at North Hills Street Suite 400 Raleigh, NC	27609
(Address of principal executive offices)	(Zip code)

(984) 375-7255

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On March 30, 2026, Ralliant Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 2  (the “Second Amendment”) to the Credit Agreement dated as of May 15, 2025, as amended by Amendment No. 1 to the Credit Agreement dated as of November 24, 2025, by and among the Company, the lenders party thereto and PNC Bank, National Association, as administrative agent (as so amended, the “Credit Agreement”).

The Second Amendment, among other things, (i) refinances the outstanding $530.8 million term loan due December 2026 with a $550 million term loan due March 2029 that includes an applicable borrowing rate thereunder that is 12.5 basis points higher than the current rate; (ii) reduces the outstanding $619.2 million term loan due June 2028 to $600 million and decreases the applicable borrowing rate thereunder by 12.5 basis points; and (iii) removes the 85% cap on netting cash and cash equivalents outside of the United States for purposes of calculating the consolidated net leverage ratio. All other material terms of the Credit Agreement remain unchanged.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment No. 2 and Limited Consent to Credit Agreement, dated March 30, 2026, by and among Ralliant Corporation, PNC Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date: March 31, 2026	By:	/s/ Teo Osben
	Name:	Teo Osben
	Title:	Chief Accounting Officer

3